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                                                                   EXHIBIT 23(c)

                          INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in this registration statement of Esenjay Exploration, Inc. on Form S-4 of our report dated April 14, 1999, appearing in the Annual Report on Form 10-KSB/A of Esenjay Exploration, Inc., for the years ended December 31, 1998 and 1997, and to the reference to us under the heading "Experts" in the proxy statement/ prospectus, which is part of this registration statement.



DELOITTE & TOUCHE LLP

Houston, Texas
June 8, 1999